Grants and other liabilities	12 Months Ended
Dec. 31, 2023
Grants and other liabilities [Abstract]
Grants and other liabilities
Note 17.- Grants and other liabilities

Grants and other liabilities as of December 31, 2023 and December 31, 2022 are as follows:

	Balance as of December 31,
	2023	2022
Grants	852,854	911,593
Other liabilities and provisions	380,954	340,920
Dismantling provision	155,279	140,595
Lease liabilities	82,366	63,076
Accruals on Spanish market prices differences	98,820	91,884
Other	44,489	45,365
Grant and other non-current liabilities	1,233,808	1,252,513

As of December 31, 2023, the amount recorded in Grants corresponds primarily to the ITC Grant awarded by the U.S. Department of the Treasury to Solana and Mojave for a total amount of $578 million ($610 million as of December 31, 2022), which was primarily used to fully repay the Solana and Mojave short-term tranche of the loan with the Federal Financing Bank. The amount recorded in Grants as a liability is progressively recorded as other operating income over the useful life of the asset.

The remaining balance of the “Grants” account corresponds to loans with interest rates below market rates for Solana and Mojave for a total amount of $273 million ($299 million as of December 31, 2022). Loans with the Federal Financing Bank guaranteed by the Department of Energy for these projects bear interest at a rate below market rates for these types of projects and terms. The difference between proceeds received from these loans and its fair value, is initially recorded as “Grants” in the consolidated statement of financial position, and subsequently recorded in “Other operating income” starting at the entry into operation of the plants.

Total amount of income for these two types of grants for Solana and Mojave is $58.5 million and $58.6 million for the years ended December 31, 2023 and 2022, respectively (Note 22).

The increase in other liabilities and provisions in 2023 is primarily due to the accretion expense recognized in the year when updating the present value of these liabilities.

The “Accruals on Spanish market prices differences” corresponds to the differences that occur in each financial year between revenue from the sale of energy at the estimated price determined by the Administration in Spain in accordance with the reasonable profitability scheme determined by law, and the revenue from the sale of energy at the actual average market price in the year. These market price differences are regularized through the compensation and adjustment of the parameters which serve as a basis for calculating the regulated revenue compensation to be received from the Administration in Spain over the remaining regulatory life of the solar assets of the Company to obtain the guaranteed profitability for each solar asset. Current portion amounts to $12.5 million as of December 31, 2023 and $11.9 million as of December 31, 2022 (Note 18).

The maturity of Other liabilities and provisions as of December 31, 2023 and 2022 is as follows:

As of December 31, 2023	Total	2024	2025	2026	2027	2028	Subsequent
Other liabilities and provisions	380,954	-	26,503	21,714	22,975	22,367	287,395
Total	380,954	-	26,503	21,714	22,975	22,367	287,395

As of December 31, 2022	Total	2023	2024	2025	2026	2027	Subsequent
Other liabilities and provisions	340,920	-	26,393	20,096	20,561	20,867	253,003
Total	340,920	-	26,393	20,096	20,561	20,867	253,003